                            LSA VARIABLE SERIES TRUST

        LSA VALUE EQUITY FUND
        LSA BASIC VALUE FUND
        LSA BLUE CHIP FUND
        LSA EQUITY GROWTH FUND
        LSA CAPITAL APPRECIATION FUND
        LSA CAPITAL GROWTH FUND
        LSA MID CAP VALUE FUND
        LSA DIVERSIFIED MID-CAP FUND
        LSA AGGRESSIVE GROWTH FUND
        LSA EMERGING GROWTH EQUITY FUND
        LSA BALANCED FUND


                                3100 Sanders Road
                           Northbrook, Illinois 60062

                                                               February 13, 2004

Dear Contract Owner:

     Enclosed is a combined Proxy Statement/Prospectus for each fund of the LSA Variable Series Trust (the "Trust") in which your variable annuity contract or variable life insurance policy holds an interest as of January 12, 2004. The combined Proxy Statement/Prospectus contains an important proposal for you to consider. You are eligible to provide voting instructions on how to vote on this proposal because shares of one or more of the funds were beneficially held through your variable annuity contract or variable life insurance policy on January 12, 2004.

     The Board of Trustees of the Trust determined that action should be taken with regard to the Trust due to the likelihood of discontinued subsidies of expenses by the sponsor. In light of the small asset size of the Trust funds and the likelihood of discontinued subsidies of expenses, the Board of Trustees believes that on a long-term basis the Trust may not continue to be a competitive investment option. The various funds of the Trust have not been able to reach critical asset size or economies of scale, particularly if the seed capital deposited by the sponsor were to be withdrawn. After reviewing the prospects for growth in asset size, the Board determined that the best course of action was to reorganize each Trust fund into another fund with similar investment objectives and policies.

     Under the proposed reorganizations, if approved by the shareholders, shares of each Trust fund will be exchanged for an equal value of shares of the acquiring fund, which will result in your holding beneficially through your variable contract shares of the acquiring fund. Under the terms of the proposed reorganization you will not pay any costs associated with effecting the reorganizations.

     Although we are disappointed that the Trust funds have not grown sufficiently in size to allow them to continue to be competitive long-term investment vehicles, we believe that contract owners will be well served by the proposed reorganizations, which will allow them to continue their variable contracts with similar underlying investment vehicles.

     The enclosed materials provide more information about the proposal. Your voting instructions are important to us, no matter how many shares are held through your contract. After you review the enclosed materials, we ask that you provide voting instructions FOR the proposed reorganization. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today. You can also communicate voting instructions by telephone or by the Internet.

     Thank you for your continued support.

                                                 Sincerely,


                                                 John R. Hunter
                                                 President

                              LSA VALUE EQUITY FUND

                              QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT!

     WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS, HERE IS A BRIEF OVERVIEW OF THE PROPOSAL, WHICH WILL REQUIRE YOUR VOTE.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON MARCH 26, 2004?

A. The Board of Trustees of the LSA Variable Series Trust has called a special meeting of the LSA Value Equity Fund at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into the Salomon Brothers Variable Investors Fund. LSA Asset Management LLC ("LSAAM"), the manager of your Fund, has recommended this Reorganization based upon its determination that the Trust may not continue to be a competitive long-term investment option for variable products issued by Allstate Life Insurance Company and its affiliated insurance companies. Although LSAAM has subsidized the Trust's expenses since inception, the Fund has yet to reach critical asset size and LSAAM anticipates that the subsidies of the Trust's expenses will be discontinued when the current expense limitation agreement expires on April 30, 2004. As a result, LSAAM recommended the reorganization of each series of the LSA Variable Series Trust with a comparable fund that will be offered as an underlying investment option for variable annuity contracts or variable life insurance policies issued by Allstate Life Insurance Company or its affiliated insurance companies.

     Following the Reorganization, your assets will be managed in accordance with the investment objectives, policies and strategies of the Salomon Brothers Variable Investors Fund, and the LSA Value Equity Fund will be terminated. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed reorganization and for a more complete description of the Salomon Brothers Variable Investors Fund.

Q.   WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

A. The Board of Trustees unanimously approved the Reorganization for a number of reasons. Based upon the LSA Value Equity Fund's small size and its sales projections, the Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from LSAAM. As a result, the Board concluded that the LSA Value Equity Fund may not continue to be a competitive investment vehicle on a long-term basis. The Board, in considering the various options available to the Fund, concluded that a reorganization into the Salomon Brothers Variable Investors Fund was in the best interests of the Fund and its shareholders.

     The Board recommends that you vote FOR the Reorganization.

Q. HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE LSA VALUE EQUITY FUND AND THE SALOMON BROTHERS VARIABLE INVESTORS FUND COMPARE?

A. The LSA Value Equity Fund is a "clone" of the Salomon Brothers Variable Investors Fund, which means that your Fund is managed by the same management team using the same investment style as the Salomon Brothers Variable Investors Fund. As a result, the LSA Value Equity Fund and the Salomon Brothers Variable Investors Fund have substantially similar investment objectives and policies and generally hold the same securities. In addition, the investment adviser investing the assets and the portfolio managers will not change.

Q. WHAT ARE THE ADVANTAGES FOR CONTRACT OWNERS WITH A BENEFICIAL INTEREST IN THE LSA VALUE EQUITY FUND?

A. Combining the two funds will benefit contract owners by allowing them to continue their investment in a fund with a substantially similar investment objective and investments in similar types of securities. In addition, the Salomon Brothers Variable Investors Fund has a lower total expense ratio than the LSA Value Equity Fund's total expense ratio, even after subsidies by LSAAM.

Q.   WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders of record at the March 26, 2004 shareholder meeting, the Reorganization is expected to take effect on or about April 30, 2004.

Q.   WHAT WILL HAPPEN TO THE ACCOUNT BALANCE HELD UNDER MY CONTRACT IN THE FUND?

A. There will be no change in value. Upon approval and completion of the Reorganization, shares of the LSA Value Equity Fund will be exchanged for Class I shares of the Salomon Brothers Variable Investors Fund based upon a specified exchange ratio determined by the respective net asset values of the funds' shares. Your contract will be credited with Class I shares of the Salomon Brothers Variable Investors Fund whose aggregate value at the time of issuance will equal the aggregate value of the LSA Value Equity Fund shares held under your contract on that date.

Q. WILL THE FUND HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?

A. No. All expenses associated with the Reorganization will be paid directly or indirectly by LSAAM or the investment adviser of the Salomon Brothers Variable Investors Fund or one of their affiliates.

Q.   WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. No. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. The Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

Q.   CAN I REALLOCATE MY ACCOUNT BALANCE BEFORE THE REORGANIZATION TAKES PLACE?

A. Yes. You may transfer your account balance out of the LSA Value Equity Fund and into any other investment option made available by your variable insurance product. However, if you transfer your account balance into another series of the Trust, you should be aware that the other LSA Fund will also be subject to reorganization.

Q.   AFTER THE REORGANIZATION, CAN I TRANSFER MY ACCOUNT BALANCE TO ANOTHER
     OPTION?

A. Yes. In accordance with applicable rules under your contract, you may transfer your account balance then held in the Salomon Brothers Variable Investors Fund into any other investment option made available by your variable insurance product.

Q.   HOW DO I VOTE?

A. You can provide voting instructions for shares beneficially held through your variable annuity contract or variable life insurance policy by mail using the enclosed voting instruction form or in person at the special meeting. You can also communicate voting instructions by telephone or by the Internet.

Q.   WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the LSA Value Equity Fund and its shareholders.

                              LSA VALUE EQUITY FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2004

Notice is hereby given that a Special Meeting of Shareholders of LSA Value Equity Fund, a series of the LSA Variable Series Trust (the "Trust"), will be held at 3100 Sanders Road, Northbrook, Illinois 60062, on March 26, 2004 at 10:00 a.m. Central time, for the purposes of considering the proposal set forth below. The proposal, if approved, will result in the transfer of all assets and stated liabilities of the LSA Value Equity Fund to the Salomon Brothers Variable Investors Fund in return for shares of the Salomon Brothers Variable Investors Fund (the "Reorganization"). The LSA Value Equity Fund will then be terminated as soon as reasonably practicable thereafter.

Proposal:   To approve an Agreement and Plan of Reorganization (attached hereto as Exhibit A) providing for the transfer of all assets and stated liabilities of the LSA Value Equity Fund in exchange for Class I shares of the Salomon Brothers Variable Investors Fund, and the distribution of such shares to shareholders of the LSA Value Equity
            Fund.

     Shareholders of record of the LSA Value Equity Fund as of the close of business on January 12, 2004 are entitled to notice of, and to vote at, this meeting, or any adjournment of this meeting. Contract owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the meeting or any adjournment of the meeting.

     CONTRACT OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING VOTING INSTRUCTION FORM. YOU MAY EXECUTE THE VOTING INSTRUCTION FORM USING THE METHODS DESCRIBED THEREIN. VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED VOTING INSTRUCTION FORM OR BY ATTENDING THE MEETING AND PROVIDING VOTING INSTRUCTIONS IN PERSON.

                                           By Order of the Board of Trustees


                                           John R. Hunter
                                           President
                                           LSA Variable Series Trust

February 13, 2004

                           PROXY STATEMENT/PROSPECTUS

                             DATED FEBRUARY 2, 2004

              RELATING TO THE ACQUISITION OF LSA VALUE EQUITY FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-6461

                    BY AND IN EXCHANGE FOR CLASS I SHARES OF
                    SALOMON BROTHERS VARIABLE INVESTORS FUND
             A SERIES OF SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 1-800-725-6666

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the LSA Variable Series Trust (the "Trust") for the purpose of the Special Meeting of Shareholders (the "Meeting") of the LSA Value Equity Fund, to be held on Friday, March 26, 2004 at 10:00 a.m. Central time, at 3100 Sanders Road, Northbrook, Illinois 60062. At the Meeting, shareholders of the LSA Value Equity Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A (the "Reorganization Plan"), that will result in the transfer of all assets and stated liabilities of the LSA Value Equity Fund to the Salomon Brothers Variable Investors Fund (each, a "Fund" and collectively, the "Funds"), a series of Salomon Brothers Variable Series Funds Inc (the "Salomon Company"), in return for Class I shares of the Salomon Brothers Variable Investors Fund (the "Reorganization").

     As a result of the Reorganization, each shareholder of the LSA Value Equity Fund will receive the number of shares of Salomon Brothers Variable Investors Fund that is equal in value at the time of the exchange to the value of such shareholder's shares of the LSA Value Equity Fund on the closing date of the Reorganization. On the closing date of the Reorganization, shareholders of the LSA Value Equity Fund will become shareholders of the Salomon Brothers Variable Investors Fund. The LSA Value Equity Fund will then be terminated as soon as reasonably practicable thereafter.

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the LSA Value Equity Fund or a variable annuity or variable life insurance contract owner should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents discussed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated February 2, 2004, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the LSA Value Equity Fund and the Salomon Brothers Variable Investors Fund, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Salomon Company, 388 Greenwich Street, New York, New York 10013, or by calling toll-free 1-800-725-6666.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The LSA Value Equity Fund is available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of the LSA Value Equity Fund. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting. Therefore, this Proxy Statement/Prospectus is provided to contract owners entitled to give voting instructions regarding the LSA Value Equity Fund. This Proxy Statement/Prospectus, the Notice of Special Meeting and the voting instruction form are expected to be sent to contract owners on or about February 13, 2004.

     The Reorganization Plan provides that the LSA Value Equity Fund will transfer all assets and stated liabilities to the Salomon Brothers Variable Investors Fund in exchange for Class I shares of the Salomon Brothers Variable Investors Fund, in an amount equal in value to the aggregate net assets of the LSA Value Equity Fund. These transfers are expected to occur on or about April 30, 2004 (the "Closing Date"), based on the value of each Fund's assets as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date (the "Effective Time").

     The Trust and the Salomon Company are open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act").

     For a more detailed discussion of the investment objective, policies and risks of the LSA Value Equity Fund, see the LSA Value Equity Fund's prospectus, which includes the LSA Value Equity Fund's financial highlights, and statement of additional information dated May 1, 2003, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the LSA Value Equity Fund. No other parts of the prospectus or statement of additional information other than those that relate to the LSA Value Equity Fund are incorporated herein. Copies of the LSA Value Equity Fund's prospectus and statement of additional information are available upon request and without charge by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     For a more detailed discussion of the investment objective, policies and risks of the Salomon Brothers Variable Investors Fund, see the Salomon Brothers Variable Investors Fund's prospectus dated April 30, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference herein and the Salomon Company's statement of additional information dated April 30, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference into the Proxy Statement/Prospectus insofar as it relates to the Salomon Brothers Variable Investors Fund. No other parts of the prospectus or statement of additional information are incorporated herein. A copy of the prospectus for the Class I shares of the Salomon Brothers Variable Investors Fund accompanies this Proxy Statement/Prospectus. Copies of the Salomon Company's statement of additional information are available upon request and without charge by calling 1-800-725-6666.

                                TABLE OF CONTENTS

                                                                            PAGE
Synopsis                                                                       1
Principal Risks                                                                6
Information Relating to the Reorganization                                     6
Federal Income Taxes                                                           7
Capitalization                                                                 8
Shareholder Rights                                                             8
Manager and Adviser                                                           11
Portfolio Managers                                                            11
Investment Management Arrangements                                            11
Recent Developments                                                           12
Additional Information                                                        13
Board Considerations                                                          14
Voting Matters                                                                15
Other Business                                                                17
Contract Owner Inquiries                                                      18

Exhibit A -  Agreement and Plan of Reorganization

Exhibit B -  Management's Discussion of the Salomon Brothers Variable Investors
             Fund's Performance
Exhibit C -  Management's Discussion of the LSA Value Equity Fund's Performance

                                    SYNOPSIS

     This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and purchase, redemption and transfer procedures of the LSA Value Equity Fund with those of the Salomon Brothers Variable Investors Fund. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

THE REORGANIZATION

     BACKGROUND. Pursuant to the Reorganization Plan (a form of which is attached hereto as Exhibit A), the LSA Value Equity Fund will transfer all of its assets and stated liabilities to the Salomon Brothers Variable Investors Fund in exchange for Class I shares of the Salomon Brothers Variable Investors Fund. The LSA Value Equity Fund will distribute the Salomon Brothers Variable Investors Fund shares that it receives to its shareholders as a liquidating distribution. The LSA Value Equity Fund will then be terminated as soon as practicable thereafter. As a result of the Reorganization, shareholders of the LSA Value Equity Fund will become shareholders of the Salomon Brothers Variable Investors Fund.

     The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, considered the proposed Reorganization at meetings held on August 20, 2003, October 28, 2003 and December 3, 2003. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "Board Considerations"), the Board has determined that the Reorganization would be in the best interests of the LSA Value Equity Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

     MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. The Reorganization has been structured as a tax-free reorganization for U.S. federal income tax purposes. The Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

     DISTRIBUTIONS. Before the Reorganization, the LSA Value Equity Fund expects to distribute all of its net ordinary income and net capital gains, if any, to its shareholders.

     SPECIAL CONSIDERATIONS AND RISK FACTORS. The investment objectives and policies of the Salomon Brothers Variable Investors Fund and the LSA Value Equity Fund are substantially similar. Therefore, an investment in the Salomon Brothers Variable Investors Fund involves investment risks that are substantially similar to those of the LSA Value Equity Fund. For a more complete discussion of the risks associated with the Funds, see "PRINCIPAL RISKS" below.

THE TRUST AND THE SALOMON COMPANY

     The Trust, an open-end management investment company, which offers redeemable shares in different series, was organized as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999. The LSA Value Equity Fund is a series of the Trust, which offers one class of shares.

     The Salomon Company, an open-end management investment company, which offers redeemable shares in different series, was organized as a Maryland corporation on October 1, 1997. The Salomon Brothers Variable Investors Fund is a series of the Salomon Company, which offers two classes of shares, Class I and Class II shares. Only the Class I shares of the Salomon Brothers Variable Investors Fund are participating in the Reorganization.

PERFORMANCE

     The following bar chart and table provide an indication of the risks of investing in the Funds by showing how the Funds' performance changes from year to year and how each Fund's performance compares with a broad-based index (which, unlike the Funds, does not have any fees or expenses). The bar chart and table assume that all dividends and distributions will be reinvested in the Funds. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Funds and the index vary over time, and past performance is not necessarily indicative of future results.

[CHART]

                    SALOMON BROTHERS VARIABLE INVESTORS FUND
                       TOTAL RETURN FOR EACH CALENDAR YEAR

 1999      11.65%
 2000      15.24%
 2001      -4.15%
 2002     -23.05%
 2003      32.33%

     The best calendar quarter return during the periods shown above was 20.19% in the 2nd quarter of 2003; the worst calendar quarter return was -21.42% in the 3rd quarter of 2002.

[CHART]

                              LSA VALUE EQUITY FUND
                       TOTAL RETURN FOR EACH CALENDAR YEAR

 2000      15.35%
 2001      -4.00%
 2002     -22.17%
 2003      30.44%

     The best calendar quarter return during the periods shown above was 19.01% in the 2nd quarter of 2003; the worst calendar quarter return was -20.26% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                          SINCE
                            FUND/INDEX                     ONE YEAR     INCEPTION*
          ---------------------------------------------   ----------  -------------
          Salomon Brothers Variable Investors Fund           32.33%        5.75%
          LSA Value Equity Fund                              30.44%        4.35%

          S&P 500 Index**                                    28.67%    2.91%/-1.88%

----------
* As of February 17, 1998 for Salomon Brothers Variable Investors Fund and as of October 1, 1999 for LSA Value Equity Fund. As of February 17, 1998 and October 1, 1999, respectively, for the Index.

** The S&P 500 Index, a widely recognized benchmark for large cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

FEES AND EXPENSES

     The following comparative fee table shows the fees for each Fund as of December 31, 2003. The pro forma table shows the Salomon Brothers Variable Investors Fund's fees assuming that the Reorganization is approved. The table does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options. If these fees were reflected, fees and charges would be higher than those shown.

                                  FUND EXPENSES

     Shareholders (and, indirectly, underlying contract owners) in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses (expenses that are deducted from Fund assets), which vary from year to year.

                            ANNUAL OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                       PRO FORMA -
                                                      SALOMON                          SALOMON
                                                      BROTHERS                        BROTHERS
                                                      VARIABLE      LSA VALUE         VARIABLE
                                                   INVESTORS FUND   EQUITY FUND     INVESTORS FUND
                                                   --------------   -----------     --------------
        Management Fees                                 0.70%           0.80%            0.70%
        Other Expenses                                  0.12%           1.61%            0.12%
                                                        ----            ----             ----
        Total Annual Fund Operating Expenses            0.82%           2.41%            0.82%
        Expense Reimbursement and Other Reductions       N/A            1.31%(1)          N/A
                                                                        ----
        Net Annual Operating Expenses                   0.82%           1.10%            0.82%

----------
(1) LSAAM has agreed to reduce its fees or reimburse the LSA Value Equity Fund's expenses so that the Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). LSAAM is contractually obligated to continue this arrangement through April 30, 2004. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of LSAAM's fee reduction/expense reimbursement is calculated after giving effect to expense reduction received through the Fund's participation in directed brokerage/commission recapture arrangements. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

                                     EXAMPLE

     The following table is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the effect of the operating expense limit between LSAAM and the LSA Value Equity Fund is only taken into account for the 1 year period, and the first year of the 3 year, 5 year and 10 year periods, as it will expire on April 30, 2004. The table does not reflect fees associated with a separate account that invests in the Funds or any costs associated with ownership of a variable annuity or variable life insurance contract for which the Funds are investment options. If these fees were reflected, fees and charges would be higher than those shown.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    FUND                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
       -----------------------------------        ----------   ----------   ----------   -----------
       Salomon Brothers Variable Investors
          Fund                                    $       84   $      262   $      455   $    1,014
       LSA Value Equity Fund                      $      200   $      710   $    1,246   $    2,713
       Pro Forma - Salomon Brothers
          Variable Investors Fund                 $       84   $      262   $      455   $    1,014

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     This section will help you compare the investment objectives and principal investment strategies of the Salomon Brothers Variable Investors Fund with the LSA Value Equity Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectuses.

     The Funds have substantially similar investment objectives and invest in similar types of securities. Each Fund seeks long-term growth of capital, with current income as a secondary objective. Each Fund's investment objective may be changed without a shareholder vote. Each Fund invests primarily in common stocks of established U.S. companies but may also invest in other equity securities. The LSA Value Equity Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. For the Salomon Brothers Variable Investors Fund, Salomon Brothers Asset Management Inc ("SBAM") focuses on established large capitalization companies (over $5 billion in market capitalization). To a lesser degree, each Fund may invest in debt securities.

     Each Fund invests in securities of companies that SBAM believes possess favorable valuations and attractive growth potential. SBAM emphasizes individual security selection while diversifying each Fund's investments across industries and companies. SBAM employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position. In selecting companies for investment, SBAM looks for:

     - share prices that appear to be temporarily oversold or do not reflect positive company developments;

     - share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis;

     - special situations, including corporate events, changes in management, regulatory changes or turnaround situations; and

     - company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial conditions.

     Each Fund may invest up to 20% of its assets in foreign securities. Each Fund may also use derivatives to hedge investments and potential investments, manage risks or to manage interest or currency-sensitive assets. In addition, each Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market economic, political or other conditions. During these times, a Fund may not achieve its investment objective. The Salomon Brothers Variable Investors Fund may also invest up to 5% of its net assets in non-convertible debt securities rated below investment grade and may invest without limit in convertible debt securities. The Salomon Brothers Variable Investors Fund may engage in active and frequent trading to achieve its principal investment strategies.

     The Funds have substantially similar fundamental investment policies which may not be changed without a shareholder vote. However, although both Funds may borrow money for temporary or emergency purposes, the Salomon Brothers Variable Investors Fund is limited to borrowing in an amount up to 10% of its total assets. In addition, although each Fund has an investment policy that provides that it generally may not purchase securities of other investment companies except as permitted under the 1940 Act, the Salomon Brothers Variable Investors Fund's policy is fundamental.

PURCHASE, REDEMPTION, TRANSFER AND DIVIDEND POLICIES

                       PURCHASE AND REDEMPTION PROCEDURES

     You may direct the purchase or redemption of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific funds as underlying investment options for your contract and how to redeem monies from the sub-accounts that invest in the Funds.

     LSA FUNDS. Orders received by the LSA Funds are effected only on days when the New York Stock Exchange ("NYSE") is open for trading. The insurance company separate accounts purchase and redeem shares of each LSA Fund at the Fund's net asset value ("NAV") per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time), although purchases and redemptions may be executed the next morning. The NAV per share is calculated by dividing the value of each LSA Fund's investments, minus all liabilities, by the number of the Fund's outstanding shares.

     The LSA Funds' investments are valued based on market value or on fair value if no market value is readily available or if an event occurs which may materially affect the value of a security. Fair value is determined under guidelines set by the Board of the Trust.

     SALOMON BROTHERS VARIABLE SERIES FUNDS. Orders received by the Salomon Brothers Variable Series Funds are effected only on days when the NYSE is open for trading. In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan, as agent for the Fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the insurance company separate account or qualified plan will receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the Fund's transfer agent before the transfer agent's close of business. The NAV per share is calculated by dividing the value of each Salomon Brothers Variable Series Fund's investments, minus all liabilities, by the number of the Fund's outstanding shares.

     The Salomon Brothers Variable Series Funds' securities are valued based on market prices or quotations. When market prices are not available or when SBAM believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, a Fund may price those securities at fair value as determined in accordance with procedures established by the Board of the Salomon Company. A Fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

                               TRANSFER PRIVILEGES

     You may reallocate assets held under your variable annuity or variable life insurance product to other funds offered under your contract consistent with the provisions of your contract and timely receipt by the insurance company of all information necessary to process such requests.

                                DIVIDEND POLICIES

     Each Fund intends to pay out all of its net investment income and net realized capital gains annually. All income and capital gain distributions are automatically reinvested in additional shares of the Fund.

                                 PRINCIPAL RISKS

     Because both Funds invest in common stocks of established U.S. companies, an investment in the Salomon Brothers Variable Investors Fund is subject to many of the same risks as an investment in the LSA Value Equity Fund. Both Funds are subject to the market fluctuation risks associated with all investments in domestic common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long term. Each Fund is also subject to the risk that returns from stocks of large-size companies or value companies may not perform as well as other types of investments. Poor stock selection may also cause either Fund to underperform when compared with other funds with similar objectives. In addition, each Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

         The Salomon Brothers Variable Investors Fund is subject to the additional risk associated with engaging in active and frequent trading, which increases transaction costs and could cause the Fund to have lower performance.

                   INFORMATION RELATING TO THE REORGANIZATION

     DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Plan in Exhibit A. The Reorganization Plan provides for the Reorganization to occur on or about April 30, 2004.

     The Reorganization Plan provides that all assets and stated liabilities of the LSA Value Equity Fund will be transferred to the Salomon Brothers Variable Investors Fund on the Closing Date of the Reorganization. In exchange for the transfer of these assets and liabilities, the Salomon Brothers Variable Investors Fund will simultaneously issue on the Closing Date of the Reorganization a number of full and fractional shares to the LSA Value Equity Fund equal in value to the aggregate net asset value of the LSA Value Equity Fund calculated at the Effective Time.

     Following the transfer of assets and liabilities in exchange for Salomon Brothers Variable Investors Fund shares, the LSA Value Equity Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all of the shares of the Salomon Brothers Variable Investors Fund so received. Shareholders of the LSA Value Equity Fund owning shares at the Effective Time will receive a number of shares of the Salomon Brothers Variable Investors Fund with the same aggregate value as the shareholder had in the LSA Value Equity Fund at the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the LSA Value Equity Fund's shareholders on the share records of the Salomon Brothers Variable Investors Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Salomon Brothers Variable Investors Fund due to the shareholders of the LSA Value Equity Fund. The LSA Value Equity Fund then will be terminated as soon as practicable thereafter. Shares of the Salomon Brothers Variable Investors Fund to be issued will have no preemptive or conversion rights.

     The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things, approval of the Reorganization by the LSA Value Equity Fund's shareholders and the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the LSA Value Equity Fund, its shareholders and the Salomon Brothers Variable Investors Fund. The Reorganization Plan may be terminated by mutual agreement of the Trust and the Salomon Company, or if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

     COSTS OF REORGANIZATION. The LSA Value Equity Fund will only pay its legal and other fees associated with its participation in the Reorganization to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. Otherwise, the Funds will ultimately bear no expenses associated with their participation in the Reorganization. LSAAM and SBAM have separately entered into an agreement to set forth how the Reorganization expenses will be allocated. LSAAM (or an affiliate thereof) and SBAM (or an affiliate thereof) will pay the Reorganization expenses according to the allocation of such expenses as set forth in such agreement. SBAM or an affiliate thereof will pay the total of (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs; and (b) brokerage costs associated with any necessary rebalancing of the LSA Value Equity Fund's portfolio prior to the Reorganization and with any necessary rebalancing of the Salomon Brothers Variable Investors Fund's portfolio following the Reorganization in an amount not to exceed $8,500. To the extent the aggregate of such proxy solicitation and brokerage costs exceeds $8,500, LSAAM or an affiliate of LSAAM will pay the difference.

                              FEDERAL INCOME TAXES

     MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. The following is a summary of the material anticipated federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date of this Proxy Statement/Prospectus and all of which are subject to change and differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of the LSA Value Equity Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. You should consult your own tax adviser as to the federal income tax consequences of the Reorganization, as well as the effects of state and local tax laws.

     The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. If it so qualifies, neither the LSA Value Equity Fund nor its shareholders will recognize taxable gain or loss as a result of the Reorganization; the tax basis of the Salomon Brothers Variable Investors Fund shares received by shareholders of the LSA Value Equity Fund will be the same in the aggregate as the basis of the LSA Value Equity Fund shares exchanged; and the holding period of the Salomon Brothers Variable Investors Fund shares received will include the holding period of the LSA Value Equity Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Salomon Company and the Trust will receive a tax opinion substantially to that effect. No tax ruling from the IRS regarding the Reorganization has been requested. The tax opinion is not binding on the IRS or a court and does not preclude the IRS from asserting or adopting a contrary position.

     The Reorganization will not be a taxable event under federal income tax law for those contract owners who have a portion of their variable annuity contract or variable life insurance policy allocated to the LSA Value Equity Fund.

     GENERAL. The federal income tax treatment of the Funds is identical. Both seek to qualify as regulated investment companies under the Code. This means that neither Fund expects to pay any federal income taxes on income and gains that are distributed to shareholders. You should refer to the product prospectus describing your variable annuity contract or variable life insurance policy for a discussion of the tax consequences of that contract for you.

                                 CAPITALIZATION

     The following table sets forth, as of June 30, 2003, the capitalization of each Fund and the pro forma combined capitalization of the Salomon Brothers Variable Investors Fund assuming the Reorganization has taken place. The pro forma net asset number reflects the anticipated withdrawal of Allstate Life's initial investment in the LSA Value Equity Fund ("seed capital") prior to the closing of the Reorganization. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                         NET ASSET VALUE      SHARES
                FUND                                      NET ASSETS        PER SHARE      OUTSTANDING
----------------------------------------------------   --------------    --------------   --------------
Salomon Brothers Variable Investors Fund -
   Class I Shares                                      $  241,220,909    $        11.13       21,682,700
LSA Value Equity Fund                                  $   13,951,061    $         9.39        1,485,447
Pro Forma - Salomon Brothers Variable
   Investors Fund - Class I Shares                     $  249,944,354*   $        11.13       22,456,815

----------
* Based on the capitalization of the LSA Value Equity Fund on June 30, 2003, Allstate Life intends to withdraw $5,227,616 in assets from the LSA Value Equity Fund, which represents a withdrawal of its seed capital investment, prior to the Closing of the Reorganization. The amount of Allstate Life's seed capital may be different on the Closing Date as a result of fluctuations in the LSA Value Equity Fund's net asset value.

                               SHAREHOLDER RIGHTS

THE SALOMON COMPANY

     GENERAL. The Salomon Company is an open-end management investment company, which was incorporated in Maryland on October 1, 1997. The Salomon Company is also governed by its charter, bylaws and applicable federal and state law.

     STOCK. The Salomon Company is authorized to issue 10,000,000,000 shares of its capital stock, with a par value of $.001. Currently, the Salomon Company consists of 10 separate investment series, of which three series consist of shares in funds not currently offered, offering two classes of shares: Class I common stock and Class II common stock. The two classes differ with respect to distribution fees. Each class of each series is authorized to issue 500,000,000 shares. The shares of each series of the Salomon Company have no preference as to conversion features, exchange privileges or other attributes and have no preemptive rights. The directors of the Salomon Company may increase or decrease the number of shares of capital stock of any class or series or may reclassify any shares of capital stock into any other class or series of capital stock without further stockholder action. The shares of each series of the

Salomon Company are generally redeemable at the option of the stockholders and at the option of the Salomon Company.

     VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Salomon Company, all series (and classes, as applicable) generally vote together as a single group, except where a separate vote by series (or class) is required by law or where the interests of a series (or class) differ from the other series. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

     STOCKHOLDER MEETINGS. The Salomon Company is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of stockholders may be called by the Chairman of the Board or the President, a majority of the directors or at the request of stockholders entitled to vote at least a majority of all the votes entitled to be cast at the meeting. One-third of all the votes entitled to be cast at the meeting constitute a quorum for the conduct of business at the meeting.

     ELECTION AND TERM OF DIRECTORS. The Salomon Company's business and affairs are under the direction of its directors under Maryland law. Subject to 1940 Act requirements, directors may be elected by shareholders or appointed by the Board. Directors hold office until their successors are duly elected and qualified. A director may be removed by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors.

     STOCKHOLDER LIABILITY. Pursuant to Maryland law, stockholders of the Salomon Company generally are not personally liable for the debts of the Salomon Company or any series thereof.

     DIRECTOR LIABILITY. Pursuant to the charter of the Salomon Company, the Salomon Company and its stockholders may recover monetary damages against a director or officer only if it or they are able to prove that:

     - the director or officer actually received an improper benefit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit) or

     - the action, or failure to act, by the director or officer, was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding.

This limitation does not protect directors or officers against claims for equitable relief, such as an injunction or rescission based upon a breach of the duty of care, and there is no protection for directors or officers against claims arising out of their responsibilities under the federal securities laws.

     Pursuant to the charter of the Salomon Company, the Salomon Company may indemnify its directors, officers and others against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with actions, suits or proceedings, whether civil, criminal, administrative or investigative unless it is established that:

     - the act or omission was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty;

     - the person actually received an improper personal benefit in money, property or services; or

     - in the case of any criminal proceedings, the person had reasonable cause to believe that the act or omission was unlawful.

Upon the receipt of appropriate representations and undertakings, the Salomon Company may pay, prior to final disposition, the expenses, including attorneys' fees, incurred by a company official in defending a proceeding.

THE TRUST

     GENERAL. The Trust is an open-end management investment company formed as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999 pursuant to an Agreement and Declaration of Trust. The Trust is also governed by its bylaws and applicable state law.

     SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, from an unlimited number of series of shares. Currently, the Trust consists of 11 separate investment series. The Board has the authority to divide the shares of the series of the Trust into classes. Shares of each series have no preemptive, conversion or subscription rights.

     VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Trust, all series generally vote together as a single group, except where a separate vote is required by law or where the interests of a series differ from the other series. Shareholders are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the series that they own.

     SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances when called by the Trustees.

     ELECTION AND TERM OF TRUSTEES. The Trust's operations are overseen by the Trustees under Delaware law. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board. Trustees hold office during the lifetime of the Trust or their earlier death, resignation, incapacity or removal. A Trustee may be removed at any time by a majority vote of the remaining Trustees at a duly constituted meeting or by a vote at any meeting of shareholders of two-thirds of the outstanding shares of the Trust.

     SHAREHOLDER LIABILITY. The Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides indemnification for all losses and expenses of any shareholder of a series held liable for the obligations of that series.

     TRUSTEE LIABILITY. The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties.

MATERIAL DIFFERENCES IN SHAREHOLDER RIGHTS

     Although the Salomon Company is a Maryland corporation and the Trust is a Delaware statutory trust, shareholders of each Fund generally have similar rights, except with respect to voting. Shareholders of the Salomon Brothers Variable Investors Fund are entitled to one vote per share (and fractional votes for fractional shares). Shareholders of the LSA Value Equity Fund are entitled to one vote for each dollar value of net asset value of the Fund that they own.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF THE SALOMON COMPANY AND THE TRUST UNDER THEIR GOVERNING CHARTER DOCUMENTS, BYLAWS AND STATE LAW AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                               MANAGER AND ADVISER

     LSAAM, the investment manager to the LSA Value Equity Fund, is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"). LSAAM, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is registered as an investment adviser under the Investment Advisers Act of 1940. LSAAM carefully selects other professional investment advisers to carry out the day-to-day management of each series of the Trust, including the LSA Value Equity Fund.

     SBAM, the investment adviser to both Funds, is an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). SBAM, located at 399 Park Avenue, New York, New York 10022, has been a registered investment adviser since 1988, and SBAM and its affiliates have $495 billion in assets under management as of September 30, 2003.

                               PORTFOLIO MANAGERS

     John B. Cunningham is portfolio manager of both Funds, and Mark McAllister is also a portfolio manager of the Salomon Brothers Variable Investors Fund. Mr. Cunningham, a Managing Director of SBAM since 2001 and a Director of SBAM from 1998 to 2001, has been portfolio manager of each Fund since its inception. Mr. McAllister has been a Director and equity analyst of SBAM and a portfolio manager of the Salomon Brothers Variable Investors Fund since April 2000.
Mr. McAllister was an Executive Vice President and portfolio manager at JLW Capital Management Inc. from March 1988 to May 1999.


                       INVESTMENT MANAGEMENT ARRANGEMENTS

     LSAAM provides investment management services to the LSA Value Equity Fund pursuant to a Management Agreement. LSAAM directs and supervises SBAM, reviews and evaluates the performance of SBAM and determines whether SBAM should be replaced. Under the Management Agreement, LSAAM is entitled to a management fee of 0.80% of average daily net assets of the LSA Value Equity Fund.

     LSAAM has agreed to reduce its fees or reimburse the LSA Value Equity Fund for expenses above certain limits. Currently, this limit is set so that the Fund will not incur expenses (excluding interest, taxes, brokerage commission or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets ("operating expense limit"), i.e., 1.10%. LSAAM is contractually obligated to continue this arrangement through April 30, 2004. Under certain circumstances LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. For the fiscal year ended December 31, 2003, LSAAM reimbursed the full amount of its fee and therefore received $0 from the LSA Value Equity Fund. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

     LSAAM has entered into an advisory agreement with SBAM pursuant to which LSAAM has appointed SBAM to carry out the day-to-day reinvestment and investment of the assets of the LSA Value Equity Fund. LSAAM compensates SBAM from the management fee it receives or from its own resources. LSAAM pays SBAM an advisory fee based on average daily net assets of the LSA Value Equity Fund according to the following schedule: 0.40% of the first $250 million, 0.35% up to the next $250 million and 0.30% in excess of $500 million. For the fiscal year ended December 31, 2003, LSAAM paid SBAM $55,575 in advisory fees. No additional management fees are paid by the LSA Value Equity Fund to SBAM.

     SBAM provides investment management services to the Salomon Brothers Variable Investors Fund pursuant to a Management Agreement. SBAM manages the Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Salomon Company's officers and directors regularly. Under the Management Agreement, SBAM is entitled to a management fee of 0.70% of average daily net assets of the Salomon Brothers Variable Investors Fund.

     SBAM has agreed that, following the Reorganization, SBAM (and not the Salomon Brothers Variable Investors Fund) will pay to Lincoln Benefit Life Company an annual fee of 0.25% of that portion of the average daily net assets of the Salomon Brothers Variable Investors Fund attributable to the assets acquired by the Salomon Brothers Variable Investors Fund from the LSA Value Equity Fund in the Reorganization. In return for receiving this fee, Lincoln Benefit Life Company has agreed to provide certain services to SBAM in connection with the shares of the Salomon Brothers Variable Investors Fund held by variable annuity contracts and variable life insurance policies issued by Allstate Life or its affiliates, including shareholder account services, periodic information reporting and telephonic support for contract holders and policy holders with respect to inquiries about the Salomon Brothers Variable Investors Fund.

                               RECENT DEVELOPMENTS

     Salomon Brothers Variable Investors Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Salomon Brothers Variable Investor Fund's investment adviser and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997 to 1999. As CAM currently understands the facts, at the time CAM decided to enter into the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.

     The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the subcontractor at the time the Boards considered and approved the transfer agent agreements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

     CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

     CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.

     PFPC Inc. is Salomon Brothers Variable Investors Fund's transfer agent.

                             ADDITIONAL INFORMATION

     Information concerning the operation and management of the Salomon Brothers Variable Investors Fund is included in the Fund's current prospectus for Class I shares dated April 30, 2003, which is incorporated herein by reference and a copy of which accompanies this Proxy Statement/Prospectus. Additional information about the Salomon Brothers Variable Investors Fund is included in the Statement of Additional Information dated April 30, 2003, as amended and/or supplemented, which is available upon request and without charge by calling 1-800-725-6666.

     Information about the LSA Value Equity Fund is included in the current prospectus dated May 1, 2003, which is incorporated herein by reference insofar as it relates to the LSA Value Equity Fund. Additional information about the LSA Value Equity Fund is included in the Statement of Additional Information dated May 1, 2003, which is available upon request and without charge by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549 at prescribed rates.

     FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is December 31.

     The financial statements of the Salomon Brothers Variable Investors Fund contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by PricewaterhouseCoopers LLP, its independent auditors. These financial statements, together with the unaudited financial statements of the Salomon Brothers Variable Investors Fund contained in the semi-annual report for the six months ended June 30, 2003, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Salomon Brothers Variable Investors Fund.

     The financial statements of the LSA Value Equity Fund contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by Deloitte & Touche LLP, its independent auditors. These financial statements, together with the unaudited financial statements of the LSA Value Equity Fund contained in the semi-annual report for the six months ended June 30, 2003, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the LSA Value Equity Fund and not to any other Funds that are described therein.

     The Funds will furnish, without charge, a copy of their most recent semi-annual report succeeding such annual report on request. Requests should be directed to the Salomon Brothers Variable Investors Fund at 388 Greenwich Street, New York, New York 10013, or by calling 1-800-725-6666, and to the LSA Value Equity Fund at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     LEGAL MATTERS. Simpson Thacher & Bartlett LLP, 425 Lexington Avenue,
New York, New York 10017-3954, serves as counsel and Piper Rudnick LLP, 6225 Smith Avenue, Baltimore, Maryland 21209-3600, serves as special Maryland counsel to the Salomon Company and will render opinions concerning the issuance of shares of the Salomon Brothers Variable Investors Fund.

     Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as special counsel to the Trust and will render opinions concerning the outstanding shares of the LSA Value Equity Fund.

     THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                              BOARD CONSIDERATIONS

     Since May 2003, the Board of Trustees of the Trust convened several times telephonically and in person to consider the future of each series of the Trust, including the LSA Value Equity Fund, in light of LSAAM's indication that it was unlikely to continue to subsidize Trust expenses after April 30, 2004. During discussions held on June 9, 2003 and July 17, 2003, the Board of Trustees raised various questions, and received information from LSAAM, regarding the Reorganization, including possible Reorganization candidates. At meetings held on August 20, 2003, October 28, 2003 and December 3, 2003, the Board of Trustees of the Trust, including the trustees who are not "interested persons" (within the meaning of the 1940 Act) (the "Independent Trustees"), were presented with information to assist them in evaluating the Reorganization, such as: (a) the terms and conditions of the Reorganization; (b) the compatibility of the Funds' objectives, investment limitations and policies; (c) performance history for the Funds; (d) pro forma and/or estimated expense ratios for the Salomon Brothers Variable Investors Fund and any changes in fees to be paid or borne by shareholders of the LSA Value Equity Fund (directly or indirectly) after the Reorganization; (e) the potential economies of scale to be gained from the Reorganization; (f) any direct or indirect federal income tax consequences to the shareholders of the LSA Value Equity Fund; (g) the fact that the Salomon Brothers Variable Investors Fund will assume the stated liabilities of the LSA Value Equity Fund; (h) the fact that LSAAM, SBAM or their affiliates will directly or indirectly bear the Reorganization expenses incurred by the LSA Value Equity Fund; (i) the fact that LSAAM is unlikely to extend the currently effective expense limitation agreement for the LSA Value Equity Fund beyond April 30, 2004; and (j) the quality of management and compliance issues and regulatory developments. The Board, including all of the Independent Trustees, considered the above information, as well as other information, before approving the Reorganization Plan. In considering the Reorganization, the Independent Trustees were advised by independent legal counsel.

     At the meeting on December 3, 2003, the Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the LSA Value Equity Fund and its shareholders and that the interests of existing LSA Value Equity Fund shareholders will not be diluted as a result of the Reorganization.

     The Board, including the Independent Trustees, concluded that the Reorganization was in the best interests of shareholders for a number of reasons. The Board reviewed other available options for the LSA Value Equity Fund, including continuing to operate the Fund but without expense subsidies, liquidating the Fund, seeking a new manager of the Trust, reorganizing the Fund with one or more other series of the Trust and reorganizing the Fund with other available funds. After reviewing alternatives, the Board, including the Independent Trustees, concluded that the proposed Reorganization with the Salomon Brothers Variable Investors Fund was the best course available to the LSA Value Equity Fund. In reaching that conclusion, the Board noted that, based on the small size of the Fund and its sales projections, the Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from LSAAM. In addition, the Board concluded that the Salomon Brothers Variable Investors Fund was the best alternative, given that the LSA Value Equity Fund is a clone of that Fund, given the continuity of portfolio management, and given that the Salomon Brothers Variable Investors Fund has similar performance to and a lower overall expense ratio than the LSA Value Equity Fund. The Board also noted that, effectively, the LSA Value Equity Fund will not bear any expenses in connection with the Reorganization, as a result of the expense limitation agreement between LSAAM and the Fund. Based upon the Salomon Brothers Variable Investors Fund's lower expense ratio and the fact that the LSA Value Equity Fund will not ultimately bear any costs associated with the Reorganization, the Board, including all of the Independent Trustees, concluded that the interests of existing shareholders of the LSA Value Equity Fund would not be diluted as a result of the Reorganization.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE LSA VALUE EQUITY FUND APPROVE THE REORGANIZATION.

                                 VOTING MATTERS

     GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of voting instructions by the Board of Trustees of the Trust by Allstate Life and other affiliated insurance companies on behalf of the Trust. It is expected that the solicitation of voting instructions will be primarily by mail. Officers and service contractors of the LSA Value Equity Fund may also solicit voting instructions by telephone, facsimile, Internet or in person. The cost of solicitation will be borne by SBAM or an affiliate thereof but will not be borne by the LSA Value Equity Fund.

     VOTING RIGHTS AND REQUIRED VOTE. As discussed above, shares of the LSA Value Equity Fund are offered only to insurance company separate accounts as investment options under their variable annuity contracts or variable life insurance policies. Accordingly, as of January 12, 2004 (the "Record Date"), shares of the LSA Value Equity Fund were held by insurance company separate accounts as depositors for contract owners or by the insurance company as a seed capital investment. Contract owners have the right to instruct the insurance company on how to vote the shares related to their interests through their contracts (i.e., pass-through voting). The insurance company must vote the shares of the LSA Value Equity Fund held in its name as directed. If an insurance company does not receive voting instructions from all of the contract owners, it will vote all of the shares held in its name in the same proportion as the shares of the LSA Value Equity Fund for which it has received instructions from contract owners (i.e., echo voting). Any shares of the LSA Value Equity Fund held directly by Allstate Life or its affiliates will also be echo voted.

     Shareholders of the LSA Value Equity Fund are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the LSA Value Equity Fund owned on the Record Date and each fractional share is entitled to a proportional fractional vote on the same basis. A majority of the outstanding shares of the LSA Value Equity Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the affirmative vote of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy; or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

     Contract owners may instruct how to vote the shares held under their contract by filling out and signing the enclosed voting instruction form and returning it in the postage paid envelope provided. Contract owners may also communicate their voting instructions by telephone or by the Internet. To communicate voting instructions by telephone, contract owners should have their voting instruction forms ready and dial the toll-free number that appears on the voting instruction form. Enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. To communicate voting instructions using the Internet, contract owners should have their voting instruction forms available, go to the website www.proxyweb.com, enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. Contract owners who communicate voting instructions by telephone or by the Internet have the same power and authority to issue, revoke or otherwise change their voting instruction as currently exists for instructions communicated in written form. Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed voting instruction form or by attending the Meeting and providing voting instructions in person. Attendance alone will not constitute a revocation. With respect to telephonic or Internet voting instructions, the Funds and their agents will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying contract owner information, recording the contract owner's instructions and confirming to the contract owner after the fact.

     Shares represented by a properly executed voting instruction form will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the entities named on the voting instruction form will vote in accordance with their best judgment. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

     If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares of the LSA Value Equity Fund present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by SBAM or an affiliate thereof, unless the total of such costs together with all other proxy solicitation and brokerage costs as described under "Information Relating to the Reorganization - Costs of Reorganization" exceeds $8,500, in which case the excess will be borne by LSAAM or an affiliate thereof.

     RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the LSA Value Equity Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, 1,822,265 shares were outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     SALOMON BROTHERS VARIABLE INVESTORS FUND. As of the Record Date, the officers and directors of the Salomon Company as a group beneficially owned less than 1% of the outstanding Class I shares of the Salomon Brothers Variable Investors Fund. As of the Record Date, to the best of the knowledge of the Salomon Company, the following persons owned of record or beneficially 5% or more of the outstanding Class I shares of the Salomon Brothers Variable Investors Fund:

                                                      PERCENTAGE     TYPE OF
                NAME AND ADDRESS                       OWNERSHIP    OWNERSHIP
        ------------------------------------          ----------    ----------
        G.E. Life & Annuity Insurance Co.                19.23%       Record
        Attn: Variable Accounting
        6610 West Broad Street
        Richmond, Virginia 23230

        The Travelers Insurance Company                  37.33%       Record
        Attn: Shareholder Accounting
        One Tower Square
        Hartford, Connecticut 06183

        The Travelers Insurance Company                  35.48%       Record
        Attn: Shareholder Accounting
        One Tower Square
        Hartford, Connecticut 06183

     LSA VALUE EQUITY FUND. As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the LSA Value Equity Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the LSA Value Equity Fund:

                                                      PERCENTAGE     TYPE OF
                NAME AND ADDRESS                       OWNERSHIP    OWNERSHIP
        ------------------------------------          ----------    ----------
        Allstate Life Insurance Company                  30.99%       Record
        3075 Sanders Road
        Northbrook, Illinois 60062-7127

        Lincoln Benefit Life Company                     68.98%       Record
        2940 South 84th Street
        Lincoln, Nebraska 68506

     EXPENSES. In order to obtain the necessary voting instructions, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the LSA Value Equity Fund, LSAAM, the Salomon Brothers Variable Investors Fund or SBAM. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by SBAM or an affiliate thereof, unless the total of such costs together with all other proxy solicitation and brokerage costs as described under "Information Relating to the Reorganization - Costs of Reorganization" exceeds $8,500, in which case the excess will be borne by LSAAM or an affiliate thereof.

                                 OTHER BUSINESS

     The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the entities named in the enclosed voting instruction form.

                            CONTRACT OWNER INQUIRIES

     Contract owner inquiries may be addressed to the Trust in writing at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     CONTRACT OWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO PROVIDE INSTRUCTIONS ON HOW TO VOTE THE SHARES HELD UNDER YOUR CONTRACT USING ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS FOR APPROVAL OF THE REORGANIZATION.

                                           By Order of the Board of Trustees,


                                           John R. Hunter
                                           President
                                           LSA Variable Series Trust

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of February, 2004, by and among Salomon Brothers Variable Series Funds Inc, a Maryland corporation (the "Acquiring Company"), with respect to Salomon Brothers Variable Investors Fund, a separate series of the Acquiring Company (the "Acquiring Fund"); LSA Variable Series Trust, a Delaware statutory trust (the "Selling Trust"), with respect to LSA Value Equity Fund, a separate series of the Selling Trust (the "Selling Fund"); LSA Asset Management LLC ("LSAAM"), the investment adviser to the Selling Fund (for purposes of paragraphs 5.9 and 9.1 of the Agreement only); and Salomon Brothers Asset Management Inc ("SBAM"), the investment adviser to the Acquiring Fund (for purposes of paragraph 9.1 of the Agreement only). The principal place of business of the Acquiring Company and SBAM is 388 Greenwich Street, New York, New York 10013. The principal place of business of the Selling Trust and LSAAM is 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062.

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for Class I shares of voting common stock, $.001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Company, on behalf of the Acquiring Fund, of the Stated Liabilities of the Selling Fund as defined in paragraph 1.3; and (iii) the pro rata distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of record of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund is a separate series of the Acquiring Company, and the Selling Fund is a separate series of the Selling Trust; and the Acquiring Company and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue its shares of common stock;

     WHEREAS, the directors of the Acquiring Company have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the trustees of the Selling Trust have determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND
 THE ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees:
(i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's assets net of any Stated Liabilities of the Selling Fund described in paragraph 1.3, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Stated Liabilities of the Selling Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Selling Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.5 and the Selling Fund's rights under this Agreement.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. The Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     The Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by the Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Selling Fund set forth in the Selling Fund's statement of assets and liabilities as of the Closing Date as delivered by the Selling Fund to the Acquiring Fund pursuant to paragraph 7.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Selling Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund, or the Selling Trust on behalf of the Selling Fund.

     1.9 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

     1.10 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New

York Stock Exchange ("NYSE") on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the articles of incorporation of the Acquiring Company and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date, using the valuation procedures set forth in the articles of incorporation of the Acquiring Company and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by dividing the value of the assets with respect to shares of the Selling Fund determined in accordance with paragraph 2.1 (less the Stated Liabilities) by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of the appropriate officers of the Selling Fund or the Acquiring Fund, or the Selling or Acquiring Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to review by each Fund's investment adviser.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The Closing shall occur on April 30, 2004, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall instruct its Custodian, Investors Bank & Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Selling Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Selling Fund shall be transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct its transfer agent, Investors Bank & Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct PFPC Global Fund Services, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

            (a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware. The Selling Fund is a legally designated, separate series of the Selling Trust.

            (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) by the Selling Trust on behalf of the Selling Fund will not result in the violation of, Delaware law or any provision of the Selling Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Selling Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (g) The financial statements of the Selling Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

            (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Selling Fund due to declines in the Selling Fund's portfolio, the discharge of Selling Fund liabilities or the redemption of Selling Fund shares by Selling Fund Shareholders shall not constitute a material adverse change.

            (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) All issued and outstanding shares of the Selling Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

            (k) At the Closing Date, the Selling Trust, on behalf of the Selling Fund, will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

            (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

            (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

            (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

            (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities law, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

            (q)   Except as otherwise permitted under Treasury Regulations
Section 1.817-5 (i) all of the beneficial interests in the Selling Fund are held by one or more segregated asset accounts of one or more insurance companies and
(ii) public access to such Selling Fund is available exclusively through the purchase of a variable life or annuity contract.

            (r) The assets of the Selling Fund, if treated as the sole assets of a variable annuity account subject to Code Section 817(h) and Treasury Regulations Section 1.817-5, would be adequately diversified within the meaning of the Treasury Regulations Section 1.817-5(b)(1) or (2).

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust on behalf of the Selling Fund, as follows:

            (a) The Acquiring Company is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is a legally designated, separate series of the Acquiring Company.

            (b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and the Acquiring Company's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Company on behalf of the Acquiring Fund will not result in, a violation of, Maryland law or any provision of the Acquiring Company's articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company or the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

            (f) The financial statements included in the Registration Statement of the Acquiring Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

            (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Selling Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

            (h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (i) All issued and outstanding Acquiring Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

            (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the directors of the Acquiring Company, and this Agreement constitutes a valid and binding obligation of the Acquiring Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

            (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

            (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

            (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Company with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

            (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year, has been a RIC under the Code at all times since the end of its first taxable year when it so qualified, and qualifies and shall continue to qualify as a RIC under the Code.

            (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities law.

            (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

            (q)   Except as otherwise permitted under Treasury Regulations
Section 1.817-5 (i) all of the beneficial interests in the Acquiring Fund are held by one or more segregated asset accounts of one or more insurance companies and (ii) public access to such Acquiring Fund is available exclusively through the purchase of a variable life or annuity contract.

            (r) The assets of the Acquiring Fund, if treated as the sole assets of a variable annuity account subject to Code Section 817(h) and Treasury Regulations Section 1.817-5, would be adequately diversified within the meaning of the Treasury Regulations Section 1.817-5(b)(1) or (2).

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2004 (or such other date as the parties may agree to in writing).

     5.3 INVESTMENT REPRESENTATION. The Selling Trust and the Selling Fund covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquiring Company's officers and agents shall have reasonable access to the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

     5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring

Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

     5.8 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Company will prepare and file with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund. The Registration Statement shall include a proxy statement of the Selling Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.9 LIABILITY INSURANCE. LSAAM, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such.

     5.10 BEST EFFORTS. Each of the Acquiring Company, the Acquiring Fund, the Selling Trust and the Selling Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Company's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Piper Rudnick with respect to matters governed by Maryland law and from Simpson Thacher & Bartlett LLP as to other matters, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

            (a) The Acquiring Company is a corporation validly existing under the laws of the State of Maryland.

            (b) To such counsel's knowledge, and without any independent investigation, the Acquiring Company is registered as an open-end management investment company under the 1940 Act and the Acquiring Company's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Company on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, is a valid and binding obligation of the Acquiring Company on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

            (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

            (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Company's charter or bylaws.

            (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Company is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

            (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

            (b) To such counsel's knowledge, and without any independent investigation, the Selling Trust is registered as an open-end management investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States or the laws of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

            (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Trust's agreement and declaration of trust or bylaws, as applicable (assuming shareholder approval has been obtained).

            (f) To such counsel's knowledge, and without any independent investigation, the Selling Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Fund.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                         ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Trust's agreement and declaration of trust and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     8.6 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Selling Trust, the Selling Fund, the Acquiring Company or the Acquiring Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of this Agreement, and (b) no facts known to the Selling Trust, the Selling Fund, the Acquiring Company or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

     8.7 The Acquiring Company and the Selling Trust shall have received an opinion of Vedder, Price, Kaufman & Kammholz, P.C. addressed to each of the Acquiring Fund and the Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

            (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund;

            (c) no gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

            (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization;

            (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization; and

            (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz, P.C. may reasonably request, and each of the Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.

                                   ARTICLE IX

                                    EXPENSES

     9.1 With the exception of legal and other fees incurred by the Selling Fund, the Funds will pay no expenses associated with their participation in the Reorganization. In addition, the Selling Fund will only pay its legal and other fees to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. LSAAM and SBAM have separately entered into an agreement to set forth how expenses of the Reorganization will be allocated. Pursuant to such agreement, LSAAM (or an affiliate thereof) and SBAM (or an affiliate thereof) will pay expenses of the Reorganization according to the allocation of such expenses as set forth in the agreement.

     9.2 The Acquiring Company, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                    ARTICLE X

                                 INDEMNIFICATION

     10.1 The Acquiring Company agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses

(including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Company or the Acquiring Fund or any of its representations, warranties, covenants or agreements set forth in this Agreement.

     10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Company, its directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE XI

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Company, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X, the obligations of the Acquiring Fund and the Selling Fund in paragraph 5.6 and the obligations of LSAAM in paragraph 5.9 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XII

                                   TERMINATION

     12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Selling Trust. In addition, either the Acquiring Company or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

            (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Company or the Selling Trust, or their respective board members or officers, to the other party or its board members or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XIII

                                   AMENDMENTS

     13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company and the Selling Trust as specifically authorized by their respective board members; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                   ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents or employees of the Acquiring Company personally, but shall bind only the property of the Acquiring Fund, as provided in the articles of incorporation of the Acquiring Company. Moreover, no series of the Acquiring Company other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Company hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Acquiring Company on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Company, acting as such. Neither the authorization by such directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Company's articles of incorporation.

     14.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Selling Trust's agreement and declaration of trust.

                                   ARTICLE XV

                                     NOTICES

     15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062,
Attention: Bruce Teichner, or to the Acquiring Company, 300 First Stamford Place, 4th Floor, Stamford, Connecticut 06902, Attention: William J. Renahan, or to any other address that the Acquiring Company or the Selling Trust shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                           SALOMON BROTHERS VARIABLE
                                           SERIES FUNDS INC

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title: President


ACKNOWLEDGED:

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------


                                           The Undersigned is a party to this
                                           Agreement for the purposes of
                                           paragraph 9.1 only:

                                           SALOMON BROTHERS ASSET
                                           MANAGEMENT INC

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


ACKNOWLEDGED:

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------


                                           LSA VARIABLE SERIES TRUST

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title: President


ACKNOWLEDGED:

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                           The Undersigned is a party to this
                                           Agreement for the purposes of
                                           paragraphs 5.9 and 9.1 only:

                                           LSA ASSET MANAGEMENT LLC

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


ACKNOWLEDGED:

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                                                       EXHIBIT B

                         MANAGEMENT'S DISCUSSION OF THE
                       SALOMON BROTHERS VARIABLE INVESTORS
                               FUND'S PERFORMANCE
                      (FISCAL YEAR ENDED DECEMBER 31, 2002)

PERFORMANCE REVIEW

For the year ended December 31, 2002, the Fund returned negative 23.05%. In comparison, the S&P 500 Index ("S&P 500")(1) and the Lipper Inc.(2) peer group average of variable annuity large-cap value funds returned negative 22.09% and negative 18.57%, respectively, for the same period.

INVESTMENT STRATEGY

The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

PORTFOLIO MANAGER MARKET OVERVIEW

Two thousand and two was a year that most investors would like to forget. Despite a strong fourth-quarter performance, the major U.S. equity market indices finished in the red for the third year in a row. The S&P 500 declined 22.09% for the full year, and the Nasdaq Composite Index ("Nasdaq")(3) fell 31.53% for the same period. To illustrate the magnitude of the bear market that we have experienced over the past three years, the S&P 500 declined 49.15% from the market's peak in March 2000 to its trough on October 9, 2002, which exceeded the sell-off reached during the 1973-1974 bear market. At the market's trough in October, the S&P 500 had reached a five-year low and the Nasdaq had reached a six-year low.

In the first half of the year, we believe that investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major market indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also affected investor sentiment.

For the full year, technology and telecommunications stocks led the market's drop yet again, accounting for approximately one-third of the S&P 500's total decline. Although the technology and telecommunications sectors rallied sharply in the fourth quarter, both sectors ended the entire year down more than 30%. All sectors of the S&P 500 posted negative returns for the year, but the basic materials,

----------
(1) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(2) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended December 31, 2002, calculated among 65 funds in the large-cap value funds category with reinvestment of dividends and capital gains.

(3) The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

energy, transportation, consumer staples and financials sectors outperformed other sectors of the S&P 500 on a relative basis.

U.S. Treasury securities were the major beneficiary of the continued equity market fallout. The yield on the 10-year U.S. Treasury note fell from 5.04% at the beginning of the year to 3.82% at year-end. In October, its yield reached 3.60%, its lowest level in more than 40 years. In November, the U.S. Federal Reserve Board ("Fed") made its first change of the calendar year, reducing the federal funds rate ("fed funds rate")(4) by 50 basis points(5) to 1.25%, also a 40-year low.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund had a challenging year. Although we avoided many of the high-profile "blow-ups," several companies that the Fund did own were dragged down because of investors' aversion to sectors related to these "blow-ups." The Fund's underperformance relative to its peer group was primarily due to security selection in the utilities sector.

In the utilities sector, the Fund's exposure to El Paso Corp. and Williams Cos., Inc. penalized our performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies in the past year. We sold the Fund's Williams position in the early summer but continued to hold El Paso due to its stronger balance sheet and more attractive asset profile. In the fall, however, El Paso came under further pressure after an administrative law judge in the Federal Energy Regulatory Commission ruled that the company withheld capacity on its natural gas pipeline during the California energy crisis. The judge's recommendation subsequently went before the full commission for a hearing in December; their decision should be announced in early 2003. Despite El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile and implications of an adverse ruling by the commission.

The Fund's technology holdings also detracted from performance this year. Throughout the spring and summer, we continued to add modestly to the Fund's technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could continue to decline in price, but we wanted to position the Fund's portfolio to outperform when these stocks recovered. This strategy paid off in the fourth quarter as the technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the portfolio's technology holdings in the fourth quarter due to increased valuations.

Healthcare proved to be a bright spot in the portfolio this year. Three of the Fund's top five contributors came from the pharmaceutical group, including Pharmacia Corp., Novartis A.G. ADR and Eli Lilly & Co. Pharmacia benefited from a takeover offer from Pfizer Inc., which the Fund also owned. We are excited about the prospects of this merger and continue to own shares in both companies. In the summer, we added to the Fund's healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis and Eli Lilly. We still favor the healthcare sector.

----------
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(5) A basis point is one one-hundredth (1/100 or 0.01) of one percent.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Given current interest rate levels and equity market valuations, we remain constructive on the U.S. equity market. We believe that steady economic growth, low levels of inflation and an improvement in corporate profits should lead to higher equity market levels. Although selected economic reports in the month of December have brought into question the sustainability of the recovery, we still expect continued economic growth, albeit at a slower pace than we had previously envisioned. However, we will continue to monitor consumer data carefully. The consumer has sustained the economic recovery thus far, and the question remains how much longer the consumer can continue doing so.

The recent resignations of Treasury Secretary Paul O'Neill and presidential economic adviser Lawrence Lindsey suggest that the Bush administration is taking a more proactive approach to the weak economy. Future possible stimulative measures proposed by the administration, coupled with the Fed's 50 basis-point reduction in the fed funds rate in November, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Fund's portfolio is well positioned in the current market environment.

Thank you for your investment in the Salomon Brothers Variable Series Funds Inc
- Salomon Brothers Investors Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ John B. Cunningham

John B. Cunningham
Executive Vice President

January 14, 2003

THE INFORMATION PROVIDED IN THIS COMMENTARY BY THE PORTFOLIO MANAGER REPRESENTS THE OPINION OF THE PORTFOLIO MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE PORTFOLIO MANAGER AND MAY DIFFER FROM THOSE OF OTHER PORTFOLIO MANAGERS OR OF THE FIRM AS A WHOLE. FURTHERMORE, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND OR THAT THE PERCENTAGE OF THE FUND'S ASSETS IN VARIOUS SECTORS WILL REMAIN THE SAME. PLEASE REFER TO PAGES 7 THROUGH 9 [OF THE ANNUAL REPORT] FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE FUND'S HOLDINGS, THE FUND'S PERFORMANCE, AND THE PORTFOLIO MANAGER'S VIEWS ARE AS OF DECEMBER 31, 2002 AND ARE SUBJECT TO CHANGE.

The graph below depicts the performance of the Investors Fund versus the S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

                       HISTORICAL PERFORMANCE (UNAUDITED)
                    SALOMON BROTHERS VARIABLE INVESTORS FUND
         COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH S&P 500 INDEX

                                     [CHART]

                                    INVESTORS FUND    S&P 500 INDEX
                                    --------------    -------------
            2/17/98                   $ 10,000          $ 10,000
            12/98                       11,055            12,179
            12/99                       12,343            14,738
            12/00                       14,224            13,396
            12/01                       13,634            11,805
            12/31/02                    10,491             9,197

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE SHOWN.

                       HISTORICAL PERFORMANCE (UNAUDITED)

                                NET ASSET VALUE
                             ---------------------
                             BEGINNING      END OF        INCOME       CAPITAL GAIN        RETURN OF         TOTAL
     YEAR ENDED               OF YEAR        YEAR        DIVIDENDS     DISTRIBUTIONS        CAPITAL         RETURNS+
     ----------              ---------      ------       ---------     -------------       ---------        --------
12/31/02                      $ 12.79      $  9.71         $ 0.13         $ 0.00            $ 0.00          (23.05)%
12/31/01                        13.59        12.79           0.09           0.16              0.00           (4.15)
12/31/00                        12.23        13.59           0.10           0.41              0.00           15.24
12/31/99                        11.01        12.23           0.06           0.00              0.00           11.65
2/17/98** -- 12/31/98           10.00        11.01           0.05           0.00              0.00*          10.55++
Total                                                      $ 0.43         $ 0.57            $ 0.00*

                    AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)
                    -----------------------------------------
                Year Ended 12/31/02                       (23.05)%
                2/17/98** through 12/31/02                  0.99

                      CUMULATIVE TOTAL RETURN+ (UNAUDITED)
                      ------------------------------------
                2/17/98** through 12/31/02                4.91%

----------
+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Amount represents less than $0.01 per share.
**   Commencement of operations.

                                                                       EXHIBIT C

                         MANAGEMENT'S DISCUSSION OF THE
                       LSA VALUE EQUITY FUND'S PERFORMANCE
                      (FISCAL YEAR ENDED DECEMBER 31, 2002)

LSA VARIABLE SERIES TRUST VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

PERFORMANCE REVIEW

For the 12-month period ending December 31, 2002, the LSA Value Equity Fund returned -22.17% compared to its benchmarks, the S&P 500 Index's return of -22.10%, and the Lipper Large Value Index's return of -19.68%.

We believe that 2002 was a year that most investors would like to forget. In our opinion, the Fund had a challenging year. Although the Fund avoided many of the high-profile "blow-ups," we feel that several companies that the Fund did own were dragged in sympathy. We believe that the Fund's underperformance relative to its peer group was primarily due to security selection in the Utilities sector.

In the Utilities sector, the Fund's exposure to El Paso Corporation and the Williams Companies penalized our performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies in the past year. The Fund sold its Williams position in the early summer but continued to hold El Paso due to what we felt was its stronger balance sheet and more attractive asset profile. In the fourth calendar quarter however, despite what we felt was El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile.

The Fund's Technology holdings also hurt performance this year. Throughout the spring and summer, we continued to add modestly to the Fund's technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could see further downside, but we wanted to position the Fund to outperform if these stocks recovered. This strategy paid off in the fourth quarter as the Technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the Fund's Technology holdings in the fourth quarter due to increased valuations.

Healthcare proved to be a bright spot in the Fund this year. Three of the Fund's top five contributors came from the pharmaceutical industry, including Pharmacia, Novartis and Eli Lilly. Pharmacia benefited from a takeover offer from Pfizer, which the Fund also owned. We are excited about the prospects of this merger and the Fund continues to own shares in both companies. In the summer, we added to the Fund's Healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis and Eli Lilly. We still favor the Healthcare sector.

OUTLOOK

Given current interest rate levels and equity market valuations, we continue to have a positive outlook on the U.S. equity market. However, we will continue to monitor consumer data carefully. We believe that the consumer has sustained the economic recovery thus far, and the question remains, how much longer the consumer can continue doing so.

We feel that possible future stimulative measures proposed by the administration, coupled with the historically low Federal Funds rate, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Fund is well positioned in the current market environment.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF SALOMON BROTHERS ASSET MANAGEMENT INC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

[CHART]

INVESTMENT PERFORMANCE

                  VALUE EQUITY FUND      S&P 500 INDEX
10/1/99                  $10,000                $10,000
10/31/99                 $10,300                $10,632
11/30/99                 $10,550                $10,848
12/31/99                 $10,756                $11,486
1/31/2000                $10,456                $10,909
2/29/2000                $10,145                $10,703
3/31/2000                $11,227                $11,749
4/30/2000                $11,137                $11,396
5/31/2000                $11,597                $11,162
6/30/2000                $11,728                $11,437
7/31/2000                $11,577                $11,259
8/31/2000                $12,338                $11,958
9/30/2000                $12,178                $11,326
10/31/2000               $12,629                $11,278
11/30/2000               $11,818                $10,390
12/31/2000               $12,408                $10,441
1/31/2001                $13,317                $10,811
2/28/2001                $12,537                 $9,826
3/31/2001                $12,007                 $9,204
4/30/2001                $12,700                 $9,918
5/31/2001                $12,765                 $9,985
6/30/2001                $12,299                 $9,742
7/31/2001                $12,429                 $9,646
8/31/2001                $11,758                 $9,043
9/30/2001                $10,664                 $8,313
10/31/2001               $10,773                 $8,471
11/30/2001               $11,585                 $9,121
12/31/2001               $11,803                 $9,201
1/31/2002                $11,635                 $9,067
2/28/2002                $11,257                 $8,892
3/31/2002                $11,847                 $9,226
4/30/2002                $11,435                 $8,667
5/31/2002                $11,402                 $8,604
6/30/2002                $10,277                 $7,991
7/31/2002                 $9,409                 $7,368
8/31/2002                 $9,509                 $7,416
9/30/2002                 $8,195                 $6,611
10/31/2002                $8,952                 $7,192
11/30/2002                $9,965                 $7,615
12/31/2002                $9,186                 $7,168

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMEBER 31, 2002

                                               SINCE INCEPTION         VALUE OF A $10,000 INVESTMENT
                            ONE YEAR               10/1/99                      AS OF 12/31/02
----------------------------------------------------------------------------------------------------
Value Equity Fund           (22.17)%               (2.58)%                         $ 9,186
S&P 500 Index               (22.10)%               (9.72)%                         $ 7,168

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

VARIABLE SERIES FUNDS INC.
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
SUPPLEMENT DATED DECEMBER 2, 2003
TO THE PROSPECTUS DATED APRIL 30, 2003
The following information supplements the section entitled "Management" in the Prospectus for
Salomon Brothers Variable Series Funds Inc.
RECENT DEVELOPMENTS
The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor. The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.
CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.
CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter. PFPC Inc. is the Fund's transfer agent.

                                Salomon Brothers
                            VARIABLE SERIES FUNDS INC

                                   Prospectus


                                 Investors Fund
                                     Class I


                                 April 30, 2003

                    [SALOMON BROTHERS ASSET MANAGEMENT LOGO]


    The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

      Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.
                    Any statement to the contrary is a crime.

CONTENTS

Fund goals, strategies and risks                                               2
More on the fund's investments                                                 4
Management                                                                     8
Share transactions                                                             9
Dividends, distributions and taxes                                            10
Financial highlights                                                          11

                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                             ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

INVESTORS FUND

INVESTMENT              The primary investment objective of the fund is to seek
OBJECTIVE               long-term growth of capital. Current income is a secondary objective.

KEY INVESTMENTS         The fund invests primarily in common stocks of established
                        U.S. companies. The fund may also invest in other equity
                        securities. To a lesser degree, the fund invests in income producing securities such as debt securities.

HOW THE                 The manager emphasizes individual security selection while
MANAGER                 diversifying the fund's investments across industries, which
SELECTS THE             may help to reduce risk. The manager focuses on established
FUND'S                  large capitalization companies (over $5 billion in market
INVESTMENTS             capitalization), seeking to identify those companies with
                        favorable valuations and attractive growth potential. The
                        manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                        In selecting individual companies for investment, the manager looks for:

                          Share prices that appear to be temporarily oversold or do
                          not reflect positive company developments.
                          Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.
                          Special situations including corporate events, changes in
                          management, regulatory changes or turnaround situations.
                          Company specific items such as competitive market position, competitive products and services, experienced management
                          team and stable financial conditions.

PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
OF INVESTING IN         lose money on their investment in the fund, or the fund may
THE FUND                not perform as well as other investments, if any of the
                        following occurs:

                          U.S. stock markets decline.

                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.

                          Large capitalization stocks fall out of favor with investors.

                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular stock
                          proves to be incorrect.

PERFORMANCE                                     [PERFORMANCE GRAPH]              TOTAL RETURN
The bar chart indicates the risks of              % Total Return                 The bar chart shows the
investing in the fund by showing          11.65    15.24    -4.15    -23.05      performance of the fund
changes in the fund's performance           99       00       01       02        for each of the calendar
from year to year. Past performance       Calendar year ended December 31        years indicated.
does not necessarily indicate how
the fund will perform in the future.
QUARTERLY RETURNS: Highest: 13.09%
in 2nd quarter 1999; Lowest:
-21.42% in 3rd quarter 2002

PERFORMANCE TABLE

THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2002)

                         INCEPTION DATE         1 YEAR           SINCE INCEPTION
Fund                         2/17/98           -23.05%                0.99%

S&P 500 Index                2/17/98           -22.09%               -1.70%

COMPARATIVE PERFORMANCE

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Standard & Poor's 500 Index ('S&P 500 Index') a broad-based unmanaged index of widely held common stock. The performance indicated does not reflect variable annuity or life insurance contract charges, which, if included, would lessen performance.

FEE TABLE

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge on purchases                                           None
Maximum deferred sales charge on redemptions                                None

ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

     Management fees                                                        0.70%

     Distribution and service (12b-1) fees                                  None

     Other expenses                                                         0.11%

     Total annual fund operating expenses                                   0.81%

FEES AND EXPENSES

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

EXAMPLE

NUMBER OF YEARS YOU OWN YOUR SHARES        1 YEAR   3 YEARS   5 YEARS   10 YEARS
Your costs would be                        $   83   $   259   $   450   $  1,002

The example assumes:  You invest $10,000 for the period shown You reinvest all distributions and dividends without a sales charge The fund's operating expenses remain the same Your investment has a 5% return each year Redemption of your shares at the end of the period

                      This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not reflect variable annuity or life insurance contract charges, which, if included, would increase the cost of your investment.

MORE ON THE FUND'S INVESTMENTS

ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES

The fund's investment objective and its principal investment strategies and risks are described under 'Fund Goals, Strategies and Risks.'

This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (SAI).

Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

                          INVESTORS FUND

                          The fund may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may also invest up to 20% of its assets in securities of foreign issuers.

EQUITY INVESTMENTS        Subject to its particular investment policies, the
                          fund may invest in all types of equity securities.
                          Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See 'Foreign and emerging market investments' and 'Sovereign government and supranational debt' below.

                          Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

CREDIT QUALITY            If a security receives different ratings, the fund
                          will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                          INVESTMENT GRADE SECURITIES

                          Securities are investment grade if:

                          They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                          They have received a comparable short-term or other rating.

                          They are unrated securities that the manager believes are of comparable quality to investment grade securities.

HIGH YIELD, LOWER         The fund may invest in fixed income securities that
QUALITY SECURITIES        are high yield, lower quality securities rated by a
                          rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

FOREIGN AND EMERGING      The fund may invest in foreign securities, including
MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                          issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                          These risks may include:

                          Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                          Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                          The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                          The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                          Economic, political and social developments may adversely affect the securities markets.

                          Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

SOVEREIGN GOVERNMENT      The fund may invest in all types of fixed income
AND SUPRANATIONAL DEBT    securities of governmental issuers in all countries,
                          including emerging markets. These sovereign debt securities may include:

                          Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                          Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                          Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                          Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                          Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                          Participations in loans between emerging market governments and financial institutions.

                          Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

DERIVATIVES AND           The fund may, but need not, use derivative contracts,
HEDGING TECHNIQUES        such as futures and options on securities, securities
                          indices or currencies; options on these futures;
                          forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                          As a substitute for buying or selling securities. To increase the fund's return as a non-hedging strategy that may be considered speculative.

                          A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

TEMPORARY DEFENSIVE       The fund may depart from its principal investment
INVESTING                 strategies in response to adverse market, economic or
                          political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                          achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

MANAGEMENT

Salomon Brothers Asset Management Inc ('SBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

PORTFOLIO MANAGER    SINCE            PAST 5 YEARS' BUSINESS EXPERIENCE
John B. Cunningham   September 1997   Managing Director of the manager Director
Mark McAllister      April 2000       and equity analyst with the manager;
                                      Executive Vice President and portfolio
                                      manager at JLW Capital Mgmt. Inc. from
                                      March 1998 to May 1999. Prior to March
                                      1998 was a Vice President and equity
                                      analyst at Cohen & Steers Capital
                                      Management

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the fund

ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR

0.70%

MANAGEMENT FEES

As of March 31, 2003, SBAM managed approximately $36.0 billion of assets.

Citigroup Global Markets Inc., a registered broker-dealer, DISTRIBUTOR serves as the fund's distributor.

SHARE TRANSACTIONS

AVAILABILITY OF THE      The fund may sell its shares directly to separate
FUND                     accounts established and maintained by insurance
Individuals may not      companies for the purpose of funding variable annuity
purchase shares          and variable life insurance contracts and to certain
directly from the        qualified pension and retirement plans. The variable
fund. You should read    insurance products and qualified plans may or may not
the prospectus for       make investments in the fund described in this
your insurance           prospectus. Shares of the fund are sold at net asset
company's variable       value.
contract to learn how
to purchase a variable   The interests of different variable insurance products
contract based on the    and qualified plans investing in the fund could
fund.                    conflict due to differences of tax treatment and other
                         considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans.

                         Nevertheless, the board of directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order. The fund also offers Class II shares, which are subject to a distribution fee and are offered through a separate prospectus to holders of certain variable annuity and variable life insurance contracts.

REDEMPTION OF SHARES     Redemption requests may be placed by separate accounts
                         of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

                         The New York Stock Exchange ('NYSE') is closed; Trading on the NYSE is restricted;

                         An emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or

                         As permitted by a Securities and Exchange Commission order in extraordinary circumstances.

SHARE PRICE              The fund's net asset value is the value of its assets
                         minus its liabilities. The fund calculates its net asset value every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market prices or quotations. The fund's currency conversions are done when the London Stock Exchange closes, which is 12 noon Eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board of directors. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The fund intends to qualify and be taxed as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:

FUND                    INCOME DIVIDEND     CAPITAL GAIN     DISTRIBUTIONS
                         DISTRIBUTIONS      DISTRIBUTIONS     MOSTLY FROM
Investors Fund              annually          annually           gain

DIVIDENDS AND DISTRIBUTIONS

Annual distributions of income and capital gain are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of a Class I share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

For a Class I share of capital stock outstanding throughout each period ended December 31:

                                                                           INVESTORS FUND
-----------------------------------------------------------------------------------------------------------------------
                                                2002          2001          2000         1999          1998(1)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $    12.79    $    13.59    $    12.23   $    11.01      $    10.00
                                             ----------    ----------    ----------   ----------      ----------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)                        0.14          0.09          0.10         0.06(2)         0.05(2)
  Net realized and unrealized gain (loss)         (3.09)        (0.64)         1.77         1.22            1.01
                                             ----------    ----------    ----------   ----------      ----------
  Total Income (Loss) From Operations             (2.95)        (0.55)         1.87         1.28            1.06
                                             ----------    ----------    ----------   ----------      ----------
LESS DISTRIBUTIONS FROM:
  Net investment income                           (0.13)        (0.09)        (0.10)       (0.06)          (0.05)
  Net realized gains                                 --         (0.16)        (0.41)          --           (0.00)*
  Capital                                            --            --            --           --           (0.00)*
                                             ----------    ----------    ----------   ----------      ----------
  Total Distributions                             (0.13)        (0.25)        (0.51)       (0.06)          (0.05)
                                             ----------    ----------    ----------   ----------      ----------
NET ASSET VALUE, END OF YEAR                 $     9.71    $    12.79    $    13.59   $    12.23      $    11.01
                                             ==========    ==========    ==========   ==========      ==========
TOTAL RETURN (3)                                 (23.05)%       (4.15)%       15.24%       11.65%          10.55%'DD'
NET ASSETS, END OF YEAR (000S)               $  215,208    $  254,937    $  142,330   $   52,542      $   13,038
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(4)                                  0.81%         0.82%         0.91%        0.98%(2)        1.00%'D'(2)
  Net investment income                            1.23%         0.92%         1.10%        0.91%           1.14%'D'
PORTFOLIO TURNOVER RATE                              51%           40%           65%          51%             62%

----------
 (1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
 (2) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                      DECREASE IN         EXPENSE RATIOS WITHOUT
                                 NET INVESTMENT INCOME      FEE WAIVERS AND/OR
                                       PER SHARE          EXPENSE REIMBURSEMENTS
                                       ---------          ----------------------
1999                                    $  0.01                    1.15%
1998                                       0.04                    2.07'D'

 (3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc. to limit total Fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.
 (4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
   * Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                                 Investors Fund
                                     Class I

                      ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVINV

                       STATEMENT OF ADDITIONAL INFORMATION

                    SALOMON BROTHERS VARIABLE INVESTORS FUND
             A SERIES OF SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 1-800-725-6666

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated February 2, 2004 for the Special Meeting of Shareholders of the LSA Value Equity Fund to be held on March 26, 2004. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Salomon Brothers Variable Investors Fund, 388 Greenwich Street, New York, New York 10013, or by calling 1-800-725-6666. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

                               GENERAL INFORMATION

     The shareholders of the LSA Value Equity Fund are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between the Trust and the Salomon Company, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of all of the assets and stated liabilities of the LSA Value Equity Fund to the Salomon Brothers Variable Investors Fund in exchange for Class I shares of the Salomon Brothers Variable Investors Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the LSA Value Equity Fund that are outstanding immediately before the Reorganization takes effect.

     A Special Meeting of Shareholders of the LSA Value Equity Fund to consider the proposal will be held on Friday, March 26, 2004 at 10:00 a.m. Central time, at 3100 Sanders Road, Northbrook, Illinois 60062. For further information about the transaction, see the Proxy Statement/Prospectus.

                 ADDITIONAL INFORMATION AND FINANCIAL STATEMENTS

     Further information about the Salomon Brothers Variable Investors Fund is contained in and incorporated by reference to the Salomon Company's Statement of Additional Information ("SAI") dated April 30, 2003, insofar as it relates to the Salomon Brothers Variable Investors Fund. No other part of the SAI is incorporated by reference herein. The audited financial statements and related independent auditors' report for the Salomon Brothers Variable Investors Fund contained in the Annual Report of the Salomon Brothers Variable Investors Fund for the fiscal year ended December 31, 2002 are hereby incorporated herein by reference. The unaudited financial statements for the Salomon Brothers Variable Investors Fund contained in the Semi-Annual Report of the Salomon Brothers Variable Investors Fund for the period ended June 30, 2003 are hereby incorporated herein by reference.

     Further information about the LSA Value Equity Fund is contained in and incorporated by reference to the Fund's Statement of Additional Information dated May 1, 2003, insofar as it relates to the LSA Value Equity Fund. The audited financial statements and related independent auditors' report for the LSA Value Equity Fund contained in the Annual Report for the fiscal year ended December 31, 2002 are hereby incorporated by reference insofar as they relate to the LSA Value Equity Fund. The unaudited financial statements for the LSA Value Equity Fund contained in the Semi-Annual Report for the period ended June 30, 2003 is hereby incorporated herein by reference insofar as they relate to the LSA Value Equity Fund.

     Pro forma financial statements are not required because the total net asset value of the LSA Value Equity Fund does not exceed 10% of the Salomon Brothers Variable Investors Fund's total net asset value as of December 31, 2003.

     The date of this Statement of Additional Information is February 2, 2004.

             VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

Option 1:      To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your voting instruction card.

Option 2:      Vote on the Internet at www.proxyweb.com and use the control number on the front of your voting instruction card.

Option 3:      Return the signed voting instruction card in the enclosed
               postage prepaid envelope.

                            LSA VARIABLE SERIES TRUST

                              LSA VALUE EQUITY FUND

                           [NAME OF INSURANCE COMPANY]

             VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 26, 2004

                 THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE
                 BOARD OF TRUSTEES OF LSA VARIABLE SERIES TRUST
                    ON BEHALF OF [NAME OF INSURANCE COMPANY]

     The undersigned instructs [NAME OF INSURANCE COMPANY] to represent and vote the number of share(s) of the LSA Value Equity Fund (the "Fund"), a series of the LSA Variable Series Trust (the "Trust"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at a Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 26, 2004, and any adjournments thereof, upon the matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. [NAME OF INSURANCE COMPANY] is directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked below.

     All properly executed voting instructions will be voted as directed herein by the undersigned. If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

     PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

                _________________________________________________

     THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

          To approve an Agreement and Plan of Reorganization providing for the transfer of all assets and stated liabilities of the LSA Value Equity Fund to the Salomon Brothers Variable Investors Fund, in exchange for shares of the Salomon Brothers Variable Investors Fund, which will be distributed to shareholders of the LSA Value Equity Fund.

                / /  For      / /  Against      / /  Abstain

     The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions. If the shares are held jointly, each owner should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________, 2004


---------------------------------------  ---------------------------------------
Signature                                Signature